Exhibit 10.8

FORM OF INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of [___], 20[_] (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among (i) EXETER FINANCE LLC (“Exeter”), as servicer (the “Servicer”), (ii) [___], as intercreditor agent (in such capacity, the “Intercreditor Agent”), and (iii) each Other Party that becomes a party hereto from time to time pursuant to an Accession Agreement.

RECITALS

WHEREAS, Exeter is engaged in the business of purchasing, selling and servicing motor vehicle retail installment sale contracts and auto loan agreements (the “Receivables”);

WHEREAS, from time to time, Exeter sells certain Receivables, directly or indirectly, to SPEs, and each SPE finances the purchase of such Receivables through a Transaction, and grants to the related Indenture Trustee a security interest in such Receivables and the collections thereon for the benefit of the related secured parties;

WHEREAS, Exeter has been engaged by each SPE to act as the Servicer of the Receivables owned by such SPE pursuant to the terms of the related Transaction Documents;

WHEREAS, payments made on or in respect of the Receivables owned by the SPEs are deposited into a lockbox account and then distributed to a collection account for the related Transaction;

WHEREAS, the parties hereto desire to delineate the rights and obligations of the parties hereto with respect to the foregoing Receivable payments, as described in this Agreement; and

WHEREAS, each Other Party that becomes a party hereto from time to time pursuant to an Accession Agreement will become subject to this Agreement in respect of the rights and obligations of the parties hereto with respect to such Receivable payments.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE
DEFINITIONS

Section 1.01 Definitions.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Accession Agreement” means an Accession Agreement substantially in the form of Exhibit A hereto.

“Accounting Firm” shall mean a nationally recognized accounting firm mutually acceptable to the disputing parties (as identified in Section 3.14(a)).

“Bankruptcy Code” means the United States Bankruptcy Code (Title 11 of the United States Code).

“Business Day” means, with respect to any Transaction, any day other than a Saturday, a Sunday, a legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Irving, Texas, Jersey City, New Jersey, or New York, New York (or any other location specified in the related Transaction Documents) are authorized or obligated by law, executive order or governmental decree to be closed.

“Collection Account” means the collateral or collection account established for each Transaction pursuant to the related Transaction Documents.

“Deposit Account Control Agreement” means the Deposit Account Control Agreement (Access Restricted After Notice), dated as of [___], 20[_], among the Servicer, the Intercreditor Agent and the Lockbox Bank, relating to the Lockbox and the Lockbox Account.

“Final Non‑Appealable Order” shall mean an action taken or order issued by a court of competent jurisdiction of the matter at issue as to which: (i) no request for stay of the action or order is pending, no such stay is in effect, and, if any deadline for filing any such request is designated by statute, rule or regulation, it has passed, including any extensions thereof; (ii) no petition for rehearing or reconsideration of the action or order, or protest of any kind, is pending before any such court and the time for filing any such petition or protest has passed; (iii) such court does not have the action or order under reconsideration or review on its own motion and the time for such reconsideration or review has passed; and (iv) the action or order is not then under judicial review, there is no notice of appeal or other application for judicial review pending, and the deadline for filing such notice of appeal or other application for judicial review has passed, including any extensions thereof.

“Governmental Authority” means, with respect to any Person, any nation or government, any State or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

“Improper Remittances” has the meaning given to such term in Section 2.02.

“Indenture” means the Transaction Document identified as the “Indenture” for a Transaction in the related Accession Agreement.

“Indenture Trustee” means the Person designated as the “Indenture Trustee” for a Transaction in an Accession Agreement and who becomes a party to this Agreement by execution of such Accession Agreement.

“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, suspension of payments, marshaling of assets and liabilities or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Insolvency Proceeding” means, with respect to any Person, any bankruptcy, insolvency, arrangement, rearrangement, conservatorship, moratorium, suspension of payments, readjustment of debt, reorganization, receivership, liquidation, marshaling of assets and liabilities or similar proceeding of or relating to such Person under any Insolvency Laws.

“Intercreditor Agent” means the Person acting in such capacity under this Agreement and acting as “Secured Party” under the Deposit Account Control Agreement, which initially shall be [___].

“Lockbox” means each “Lockbox”, as described in the Deposit Account Control Agreement, to which the obligors with respect to Receivables may send payment thereon, to be processed by the Lockbox Bank and deposited into the Lockbox Account.

“Lockbox Account” means each “Collateral Account”, as described in the Deposit Account Control Agreement, to which the obligors with respect to Receivables may send payment thereon.

“Lockbox Bank” means [___], in its capacity as “Bank” under the Deposit Account Control Agreement.

“Other Party” means each Person designated as a “Secured Party” or “SPE” for a Transaction in an Accession Agreement and who becomes a party to this Agreement by executing such Accession Agreement.

“Owner Trustee” means each Person designated as the “Owner Trustee” for a Transaction in an Accession Agreement.

“Person” means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Receivables” has the meaning given to such term in the Recitals.

“Remittances” means all payments made on or in respect of the Receivables owned by an SPE that are pledged to a Secured Party.

“Secured Party” means each Person designated as a “Secured Party” for a Transaction in an Accession Agreement and who becomes a party to this Agreement by executing such Accession Agreement.

“SPE” means each trust, limited liability company or special purpose, bankruptcy remote entity designated as the “SPE” for a Transaction in an Accession Agreement and who becomes a party to this Agreement by executing an Accession Agreement.

“State” means any state of the United States or the District of Columbia.

“Transaction” means a securitization transaction entered into by the related Secured Party, the related SPE and other relevant parties.

“Transaction Documents” means, with respect to a Transaction, all applicable security agreements, custodian agreements, sale and servicing agreements, sale agreements, indentures, trust agreements and purchase agreements, together with any other related agreements and other documents that govern such Transaction.

Section 1.03 Interpretive Provisions.

(a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to an article, a section or an exhibit mean the applicable Article, Section or Exhibit of this Agreement, (iv) the term “include” and all variations thereof means “include without limitation”, (v) the term “or” shall include “and/or”, (vi) any agreement or statute defined or referred to in this Agreement means such agreement or statute as from time to time amended, modified, supplemented or replaced, including (in the case of agreements) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements) references to all attachments thereto and instruments incorporated therein and (in the case of statutes) any rules and regulations promulgated thereunder and any judicial and administrative interpretations thereof, and (vii) references to a Person are also to its permitted successors and assigns.

(b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

ARTICLE TWO
INTERCREDITOR PROVISIONS

Section 2.01 Exeter Rights to Remittances. Exeter hereby acknowledges and agrees that with respect to Receivables it has sold, contributed or pledged, or will at any time in the future sell, contribute or pledge, in connection with a Transaction (i) it has received or will receive, as applicable, due consideration for the sale, contribution or pledge of such Receivables, (ii) from and after the time of such sale, contribution or pledge, it has no right, title or interest in and to any such Receivables or any related Remittances (including any Remittances delivered or deposited in the Lockbox Account, the Lockbox or any other account or lockbox of Exeter or any SPE), subject to (a) the right to receive payment or reimbursement for performance of its obligations as servicer of such Receivables and (b) payments of any funds that shall be remitted to Exeter, in each case in accordance with the related Transaction Documents, (iii) Remittances on such Receivables shall not be subject to any deduction or setoff by Exeter, subject to the right to receive payment or reimbursement for performance of its obligations as servicer of such Receivables in accordance with the related Transaction Documents, and (iv) except as previously described in this Section 2.01, it shall not at any time in the future assert an interest in such Receivables or the related Remittances.

Section 2.02 Rights to Remittances. Each of the SPEs and Secured Parties hereby acknowledges and agrees that it only has and will only have at any time rights to Remittances in respect of the Receivables that are owned by or pledged at such time to, as applicable, such SPE or Secured Party pursuant to the applicable Transaction Documents for such Transaction and evidenced on the applicable schedules of Receivables relating thereto.  Each of the SPEs and Secured Parties hereby agrees that if it acquires custody, control or possession of any Remittances in respect of Receivables other than those in which has rights (as described in the immediately preceding sentence) (any such Remittances, “Improper Remittances”), then such SPE or Secured Party, as applicable, shall promptly turn over (or cause to be turned over) such Improper Remittances to the appropriate party following its obtaining knowledge of such Improper Remittances or receipt of a written request therefor and accounting acceptable to the SPE or Secured Party receiving such request; provided, that if any third party asserts a right to any Improper Remittances, no party shall be obligated to turn over Improper Remittances in any manner contrary to a court order.  Until such time as any Improper Remittances have been delivered to or upon the order of the appropriate Person pursuant to the preceding sentence, the party holding Improper Remittances shall be deemed to hold such Improper Remittances in trust for and as bailee of each of the parties entitled thereto hereunder.

Section 2.03 Certain Bankruptcy Provisions. Notwithstanding any provision of this Agreement but in furtherance hereof, upon the commencement of a case under the Bankruptcy Code by or against Exeter or any SPE: (i) this Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to Exeter or such SPE shall be deemed to apply to such entity as debtor in possession and to any trustee in bankruptcy for the estate of such entity, and (ii) each Secured Party and SPE shall retain its right to vote its claims and act in any such case under the Bankruptcy Code (including the right to vote to accept or reject any plan of reorganization or liquidation), and hereby agrees not to take any action or vote in any way so as to contest (a) the validity or enforceability of this Agreement, (b) the validity, priority or enforceability of the liens, mortgages, assignments and security interests granted in respect of the Receivables pursuant to the related Transaction Documents, and (c) the relative rights and duties of the SPEs, the Secured Parties and Exeter granted or established herein or in any of the related Transaction Documents with respect to such liens, mortgages, assignments, and security interests.

Section 2.04 Deposits and Withdrawals of Remittances.  The Intercreditor Agent shall cause Remittances (other than Improper Remittances) with respect to a Transaction to be withdrawn and distributed from, the Lockbox Account, in each case in accordance with the terms of this Agreement.

Section 2.05 Security Interest. Exeter hereby grants a security interest in the Lockbox Account and the Lockbox to the Intercreditor Agent, on behalf of the SPEs, as security for the payment and performance of its obligations to each SPE set forth pursuant to each Transaction, and each SPE hereby agrees that the security interest granted pursuant to this Section 2.05 shall be for the benefit of, and the remedies provided for herein with respect thereto shall be exercisable on behalf of such SPE by, the Secured Party for the related Transaction.

Section 2.06 Deposit Account Control Agreement. Each of the SPEs and the Secured Parties appoints [___] to act on its behalf under the Deposit Account Control Agreement as the Intercreditor Agent (a) to exercise dominion and control over the Remittances on deposit in the Lockbox Account for the benefit of the SPEs and Secured Parties under their respective Transaction Documents (in each case, as their interests may appear therein), as the case may be, and (b) for the purposes of continuing the perfection and priority of their respective interests with respect to the Remittances; provided, however, that nothing herein shall obligate the Intercreditor Agent to monitor the perfection, priority or sufficiency of any such security interest.  It is understood and agreed that the use of the term “agent” (or any other similar term) herein, in the Deposit Account Control Agreement or in any other agreement, instrument or document to which it is a party, with reference to the Intercreditor Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of applicable law.  Instead such term is used as a matter of market custom, and is intended to create and reflect only an administrative relationship between contracting parties.

[___] hereby accepts such appointment to act as Intercreditor Agent subject to the terms of this Agreement.

The Intercreditor Agent agrees, subject to the terms of this Agreement, that (i) as party to the Deposit Account Control Agreement, it will exercise control rights under the Deposit Account Control Agreement as the secured party thereunder, on behalf of the SPEs and the Secured Parties to the extent it is instructed to do so in writing pursuant to an Enforcement Event Notice as defined below (with a copy to each other party hereto) by any SPE or Secured Party upon being informed in writing by such party that (a) Exeter’s rights and obligations as “Servicer” under the related Transaction Documents have been terminated and (b) a successor servicer (the “Successor Servicer”) has been appointed and has assumed Exeter’s rights and obligations as “Servicer” pursuant to and in accordance with such Transaction Documents (the occurrence of both of the events described clauses (a) and (b) with respect to such SPE, an “Enforcement Event”) and (ii) should the Deposit Account Control Agreement terminate for any reason, the Intercreditor Agent will so notify each of the parties hereto.  Upon the occurrence of an Enforcement Event, the applicable Secured Party may direct the Intercreditor Agent to remove the Servicer as the party responsible for instructing the Lockbox Bank under the Deposit Account Control Agreement as to the account or accounts to which to transfer Remittances that have been identified to the applicable Transaction, provided that such Secured Party (as applicable) has delivered the following to the Intercreditor Agent:

(i) a direction substantially in the form attached hereto as Exhibit B (an “Enforcement Event Notice”) stating that an Enforcement Event has occurred with respect to a specified Transaction;

(ii) the name and notice details of the Successor Servicer;

(iii) the name, account number, depository institution and other relevant details for the Collection Account to which Remittances must be sent in respect of the related Transaction, or if the account or accounts to which the Lockbox Bank is to transfer Remittances with respect to the related Transaction shall have changed (any such changed account, a “Replacement Recipient Account”), the name, account number, depository institution and other relevant details for any such Replacement Recipient Account; and

(iv) a list of the Receivables which are then subject to such Transaction (the “Affected Receivables”), with the account number or other identifying information of the related obligors thereunder.

Promptly upon receipt by the Intercreditor Agent of such Enforcement Event Notice:

(i) the Intercreditor Agent will send to the Lockbox Bank (with a copy to each Secured Party and SPE) an executed “written notice” (an “Activation Notice”) identifying the Affected Receivables and directing the Lockbox Bank to terminate Exeter’s access to funds in the Lockbox Account in respect of the Affected Receivables.  The Intercreditor Agent may be directed by a Secured Party to deliver an Activation Notice without the occurrence of (ii) below.  The Servicer agrees to cooperate with the Successor Servicer or Intercreditor Agent, as the case may be, in all material respects, including (x) in effecting the termination of its rights under this Agreement to direct the disposition of Remittances in the Lockbox Account pertaining to the Affected Receivables, (y) by providing the Successor Servicer or Intercreditor Agent, as the case may be, with the account numbers of the Affected Receivables or other identifying information of the related obligors thereunder and (z) by providing such other records, information and reports as are required or advisable to determine the disposition of Remittances pertaining to the Affected Receivables or to otherwise effect a transition of servicing duties;

(ii) if such Secured Party has notified the Intercreditor Agent, pursuant to an Enforcement Event Notice, that it has established one or more Replacement Recipient Accounts, the Intercreditor Agent will direct the Lockbox Bank to transfer Remittances relating to the Affected Receivables which are then subject to such Transaction from the Lockbox Account to the applicable Replacement Recipient Account within two (2) Business Days of receipt (provided that the Intercreditor Agent shall have received all the information contemplated by this Agreement which is necessary to direct such transfers).  If the Secured Party has not established one or more Replacement Recipient Accounts, the Intercreditor Agent will direct the Lockbox Bank to transfer Remittances related to the Affected Receivables which are then subject to such Transaction from the Lockbox Account to the applicable Collection Account within two (2) Business Days of receipt (provided that the Intercreditor Agent shall have received all the information contemplated by this Agreement which is necessary to direct such transfers).  In connection therewith, the Intercreditor Agent will supply to the Lockbox Bank such supplemental schedules or listings detailing such Remittances as the Lockbox Bank may reasonably request; provided, that the Intercreditor Agent shall only be required to furnish such information to the extent the Intercreditor Agent has such information, either as provided by (x) the related Secured Party or (y) the Servicer or Successor Servicer (as applicable) but, as to this clause (y), only if such information has been acknowledged by the related Secured Party; and the Intercreditor Agent shall have no liability for any failure to transfer Remittances or to provide information to the Lockbox Bank when such required information is not available to the Intercreditor Agent; and

(iii) the Intercreditor Agent will forward such Enforcement Event Notice and all related schedules to each SPE, the Servicer and each other Secured Party.

The Intercreditor Agent shall be entitled to conclusively rely and shall be fully protected in acting upon any Enforcement Event Notice believed by it to be genuine and to have been signed or presented by a Secured Party.  The Intercreditor Agent shall have no duty or obligation to inquire into any aspect of the Enforcement Event or the validity of the Enforcement Event Notice it receives.  Each of the parties to this Agreement agree that the Secured Party giving the Enforcement Event Notice shall be solely liable for the validity of the Enforcement Event Notice and any action taken by the Intercreditor Agent in reliance upon such Enforcement Event Notice.

The Intercreditor Agent may terminate its obligations as Intercreditor Agent under this Agreement upon at least ninety (90) days’ prior written notice to each of the parties hereto; provided, however, that such resignation shall not be effective until a successor Intercreditor Agent reasonably acceptable to Exeter and each Secured Party shall have accepted its appointment as Intercreditor Agent hereunder and shall have become party to the Deposit Account Control Agreement as successor to the resigning Intercreditor Agent.  If an instrument of acceptance by a successor Intercreditor Agent shall not have been delivered to the Intercreditor Agent within thirty (30) days after the giving of such notice of resignation, the resigning Intercreditor Agent may petition any court of competent jurisdiction, at the expense of the SPEs, for the appointment of a successor Intercreditor Agent.

ARTICLE THREE
MISCELLANEOUS

Section 3.01 Counterparts. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of: (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable.  Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 3.02 Notices.  All demands, notices and communications hereunder shall be in writing, electronically delivered or mailed, and shall be deemed to have been duly given upon receipt:

(a)
in the case of the Servicer, to:

Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention:  Chief Financial Officer

With a copy to:

Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention:  Chief Legal Officer

(a)	in the case of the Intercreditor Agent, to: [___] [___] [___] Attention: [_______] Email: [___]

(c)	in the case of any Other Party, to the address for such Other Party set forth in the related Accession Agreement or, in each such case, at such other address as shall be designated by such party in a written notice to the other parties.

Section 3.03 Assignability. None of the parties to this Agreement may assign or transfer their respective rights or obligations under this Agreement to any person or entity without the prior written consent of the parties hereto, which consent will not be unreasonably withheld or delayed; provided, that all rights of a Secured Party or SPE under this Agreement may be assigned by such Secured Party or SPE, respectively, subject to compliance with the applicable terms of the related Transaction Documents and with upon written notice to each of the parties hereto.

Section 3.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW

YORK GENERAL OBLIGATIONS LAW).  EACH OF THE PARTIES HERETO AND THEIR ASSIGNEES AGREE TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.

Section 3.05 Waiver of Jury Trial.  THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 3.06 Amendments. This Agreement may be amended from time to time by the Servicer and the Intercreditor Agent, in writing, and with the consent of any SPE or Secured Party materially adversely affected thereby, provided that the Servicer shall have delivered to each Secured Party an officer’s certificate to the effect that such amendment will not materially adversely affect the interests of any Secured Party or SPE whose consent shall not have been obtained.

Section 3.07 No Waiver. No failure or delay on the part of any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

Section 3.08 No Petition. Each party hereto, by entering into this Agreement, hereby covenants and agrees that it will not at any time petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining an Insolvency Proceeding against any SPE under any United States federal or State Insolvency Laws or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such SPE or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such SPE, and agrees that it will not cooperate with or encourage others to file a bankruptcy petition against any SPE during the same period.

Section 3.09 Levy, Attachment of Remittances. In the event any party hereto shall be served with any type of levy, attachment, writ or garnishment with respect to any amounts in the Lockbox Account, or in the event a third party shall institute any court proceeding by which any amount in the Lockbox Account shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party that received such service or has notice of any such service or proceeding shall immediately deliver or cause to be delivered to the other parties hereto copies of all court papers, orders, documents and other materials concerning such proceedings.  Exeter shall cause the Lockbox Bank to continue to hold and maintain all amounts in the Lockbox Account received by it pursuant to the provisions of this Agreement pending an order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, Exeter shall cause the Lockbox Bank to dispose of such amounts held by it as directed by such determination or, if no such determination is made, in accordance with the terms of this Agreement.

Section 3.10 Rights of the Secured Parties. The execution of this Agreement by each SPE and Secured Party is wholly without prejudice to, and shall not constitute a waiver in respect of, the rights of such SPE or Secured Party under the related Transaction Documents with respect to the obligations of Exeter under such Transaction Documents whether prior to, or after giving effect to, this Agreement and shall in no way alter or affect such rights.

Section 3.11 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement is held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms will be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and will in no way affect the validity, legality or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

Section 3.12 Successors and Assigns. All covenants and agreements contained herein will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, all as provided in this Agreement.  Any request, notice, direction, consent, waiver or other instrument or action by a party to this Agreement will bind the successors and assigns of such party.  Except as otherwise provided in this Agreement, no other Person will have any right or obligation under this Agreement.

Section 3.13 Limitations of Liability of Secured Parties.

(a) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by each Owner Trustee, not individually or personally but solely as trustee of the related SPE, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of such SPE is made and intended not as personal representations, covenants, undertakings and agreements by such Owner Trustee but is made and intended for the purpose of binding only such SPE, (iii) nothing herein contained shall be construed as creating any liability on such Owner Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) such Owner Trustee has made no investigation as to the accuracy or completeness of any representations or warranties made by such SPE or any other Person in this Agreement and (v) under no circumstances shall such Owner Trustee be personally liable for the payment of any indebtedness or expenses of such SPE or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by such SPE under this Agreement or any other related documents.

(b) It is expressly understood and agreed by the parties to this Agreement that this Agreement is executed and delivered by each Indenture Trustee not in its individual capacity but solely as Indenture Trustee under the related Indenture.  Each Indenture Trustee has the same rights, protections and immunities hereunder as it has under the Indenture as if such rights, protections and immunities were expressly set forth herein mutatis mutandis.

Section 3.14 Resolution of Disputes Regarding Schedules of Affected Receivables.

(a) In the event that the Intercreditor Agent receives a written notice from any Secured Party or SPE challenging the correctness of any schedule of Affected

Receivables or related Remittances, the Intercreditor Agent will be entitled to refrain from taking any action (and will incur no liability thereby) with respect to such Affected Receivables that are the subject of the alleged error or errors until directed otherwise (i) by a written request signed by each of the Secured Parties whose interests would be affected by the alleged error or errors or (ii) by order of a court of competent jurisdiction, except that in the event that the Intercreditor Agent refrains to take action as provided for herein, the Intercreditor Agent shall direct the Lockbox Bank to hold in trust all Remittances with respect to such Affected Receivables that are the subject of the alleged error or errors during the pendency of any dispute.  Such disputing Secured Parties shall seek to resolve such dispute.  In the event the disputing parties are unable to resolve such dispute within thirty (30) days, such parties shall appoint an Accounting Firm to resolve such dispute (or, if the disputing parties are unable to agree on an Accounting Firm, they shall petition a court of competent jurisdiction to appoint an Accounting Firm).  Exeter, whether or not it has been removed as “Servicer” with respect to any Transaction, shall cooperate with the Lockbox Bank and the Intercreditor Agent in connection with supplying any necessary information as may be requested by the Lockbox Bank, Intercreditor Agent or the Secured Parties in connection therewith.

(b) Each SPE and Secured Party further acknowledges that it shall have no right to impede the administration of the Lockbox Account as a whole, but has rights only with respect to the related Affected Receivables.

Section 3.15 Headings. The Article and Section headings included in this Agreement are for convenience only and shall not affect the construction hereof.

Section 3.16 Indemnity.

(a) Each SPE, on a several basis and not on a joint basis or a joint and several basis, (i) will pay or reimburse, as applicable, the Intercreditor Agent for fees (to the extent annual fees are not paid by Exeter pursuant to Section 3.16(c) below) and actual out‑of‑pocket reasonable and documented expenses (including, reasonable and documented out‑of‑pocket attorneys’ fees and expenses) incurred by the Intercreditor Agent in connection with the administration of and the performance of its duties under this Agreement with respect to the Receivables owned by such SPE that are pledged to the applicable Secured Party (or the Remittances related thereto), and (ii) will indemnify, defend and hold harmless the Intercreditor Agent and any director, officer, employee or agent (each, in his, her or its capacity as such) of the Intercreditor Agent and hold the Intercreditor Agent harmless against any out‑of‑pocket loss, liability, fee or expense (including reasonable fees and expenses of outside counsel, which shall include any reasonable fees and expenses of outside counsel incurred in connection with (1) any enforcement of the indemnification obligation hereunder or (2) the successful defense, in whole or in part, of any claim that the Intercreditor Agent breached its standard of care) incurred in connection with this Agreement or the Deposit Account Control Agreement, including with respect to the Receivables owned by such SPE that are pledged to the applicable Secured Party (or the Remittances related thereto) (collectively the items in Section 3.16(a)(i) and (ii) above are referred to as “Intercreditor Amounts Payable”); provided, however, that each SPE will not be required to pay or reimburse, as applicable, the Intercreditor Agent for any loss, liability, fee or expense incurred by reason of willful misconduct, bad faith or negligence in the performance by the Intercreditor Agent of its duties hereunder, in each case, as determined by a court of competent jurisdiction in a Final Non‑Appealable Order.

(b) The Intercreditor Agent shall promptly provide to Exeter and each applicable SPE and Secured Party written invoices for all Intercreditor Amounts Payable due and payable to the Intercreditor Agent by the applicable SPE pursuant to Section 3.16(a), however, failure to provide written invoices or any other notice promptly shall not excuse the obligation of indemnification. For the avoidance of doubt, the Intercreditor Agent shall have no duty to provide a written invoice for their annual fee (unless such annual fee is not paid by Exeter).  All Intercreditor Amounts Payable will be due and payable by the applicable SPE pursuant to the applicable priority of payments for distributions set forth in the related Transaction Documents.  To the extent any such Intercreditor Amounts Payable shall not have been paid to the Intercreditor Agent by the applicable SPE within ninety (90) days after receipt by Exeter, such SPE and the related Secured Party of any such detailed invoice, Exeter shall promptly pay the Intercreditor Agent for any such unpaid amounts. If, subsequent to any such payment by Exeter to the Intercreditor Agent described in the immediately preceding sentence, the Intercreditor Agent receives payment or reimbursement in respect of the related Intercreditor Amounts Payable, in part or in full, from the related SPE, then the Intercreditor Agent shall promptly refund Exeter for the amount of such payment or reimbursement received from the SPE on such subsequent date.  Failure to provide notice shall not excuse the obligation of indemnification.

(c) As consideration for the performance of its duties and obligations hereunder, the Intercreditor Agent shall be paid an annual fee of $[_], payable in [___] of each calendar year.  The first such annual fee shall be paid by Exeter in [___] 20[_], and subsequent annual fees shall be allocated among, and payable by, the applicable SPEs.

(d) The obligations of the SPEs pursuant to Section 3.16(a), the payment obligations of Exeter pursuant to Section 3.16(b), and the refund obligations of the Intercreditor Agent pursuant to Section 3.16(b) shall survive the resignation and removal of the Intercreditor Agent and the termination of this Agreement.

Section 3.17 Regarding the Intercreditor Agent.

(a) In no event shall the Intercreditor Agent have any duty to verify the identification of any Remittances (including Improper Remittances) and or Receivables (including Affected Receivables) or verify the identification thereof by the Servicer, any Successor Servicer, Secured Party or SPE.

(b) The Intercreditor Agent will not be required to act or expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it has not received adequate indemnity (to be determined by the Intercreditor Agent in its sole discretion).

(c) The Intercreditor Agent will not be liable for any act done or step taken or omitted by it in good faith, or for any mistakes of fact or law; provided, however, that the Intercreditor Agent will be liable for its own negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a Final Non‑Appealable Order).

(d) The Intercreditor Agent may conclusively rely on and will be protected in acting in good faith upon any certificate, instrument, opinion, notice, letter or other written document delivered to it which it in good faith believes to be genuine and which has been signed by an authorized representative of a party and need not investigate any fact or matter stated in any such certificate, instrument, opinion, notice, letter or other written document.  The Intercreditor Agent may rely on and will be protected in acting in good faith upon the instructions of any authorized representative of any party hereto to the extent such party is expressly permitted herein to give such instructions.

(e) No direction given to the Intercreditor Agent which imposes, or purports to impose, upon the Intercreditor Agent any obligation not set forth in or arising under this Agreement shall be binding upon the Intercreditor Agent unless the Intercreditor Agent elects, at its sole option, to accept such direction.  The Intercreditor Agent shall not have any duties or obligations except those expressly assumed by it in this Agreement and no implied duties or obligations shall be read into this Agreement against the Intercreditor Agent.  The Intercreditor Agent shall not be required to take any action which is contrary to applicable law or any provisions of this Agreement.  The Intercreditor Agent makes no representation as to the validity, value or genuineness of the Lockbox Account or each Collateral Account or the collectability of any Receivable, Remittance or any other property or assets.  The Intercreditor Agent shall not be called upon to advise any party as to the wisdom in taking or refraining to take any action with respect to the Lockbox Account or each Collateral Account, the Receivables, Remittances, or any other property or assets.  The Intercreditor Agent is not required to serve, file, register or record any instrument, including any financing statement, regarding the Lockbox Account or each Collateral Account, the Receivables, Remittances, or any other property or assets.  The Intercreditor Agent shall be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and upon substantive provisions reasonably satisfactory to it.

(f) The Intercreditor Agent may seek and rely upon any judicial order or judgment and upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith without being required to determine the authenticity thereof or the correctness of any fact or opinion stated therein or the propriety or validity thereof.  The Intercreditor Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may conclusively assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.  The Intercreditor Agent shall not be required to inquire as to the occurrence or absence of any Enforcement Event and shall not be affected by or required to act upon any notice or knowledge as to the occurrence of any Enforcement Event unless and until it receives an Enforcement Event Notice.

(g) Whenever in the administration of the provisions of this Agreement the Intercreditor Agent shall deem it necessary or advisable that a matter be proved or established prior to taking or suffering any action to be taken, such matter may, in the absence of negligence, bad faith or willful misconduct on the part of the Intercreditor Agent as determined by a court of competent jurisdiction in a Final Non‑Appealable Order, be deemed to be conclusively proved and established by a certificate of an authorized representative or an opinion of counsel, and the Intercreditor Agent shall be fully protected and have no liability to any Person for any action taken, suffered or omitted by it in good faith under the provisions of this Agreement in reliance on or in accordance with such certificate or opinion of counsel.

(h) In no event shall the Intercreditor Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, pandemics or epidemics, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions or utilities, communications or computer (software or hardware) services (each of the foregoing a “Force Majeure Event”), it being understood that the Intercreditor Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable once the Force Majeure Event has ceased and the Intercreditor Agent is able to undertake such performance.

(i) The Intercreditor Agent will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Intercreditor Agent, may (but shall not be obligated to) make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Intercreditor Agent will determine to make such further inquiry or investigation, it will be entitled to examine the requisite books, records and premises, personally or by agent.

(j) The Intercreditor Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or other Persons.  The Intercreditor Agent shall remain obligated for the performance of such duties, but will not be responsible for any misconduct or negligence on the part of any agent or other Person appointed by it hereunder in good faith and with the same degree of care as Intercreditor Agent would use in the conduct of its own affairs.  The Intercreditor Agent will exercise due care in selecting any such agent or other Person.

(k) The Intercreditor Agent will not be responsible for filing any financing statements or continuation statements in connection with the Receivables.

(l) The Intercreditor Agent shall not be deemed to have notice of any default unless an officer of the Intercreditor Agent having responsibility for the administration of this Agreement receives notice of any event which is in fact such a default and is delivered to the Intercreditor Agent in accordance with the notice provisions of this Agreement, and such notice references this Agreement and Exeter.

(m) The right of the Intercreditor Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty and such discretionary act may be exercised in the sole and unfettered discretion of the Intercreditor Agent.

(n) To the fullest extent permitted by law and notwithstanding anything in this Agreement to the contrary, the Intercreditor Agent shall not be liable under any circumstances for indirect, incidental, special, consequential or punitive damages, however styled, including lost profits, loss of revenue, diminution in value or loss of business.

(o) Without limiting the generality of the foregoing, the Intercreditor Agent shall not (i) be subject to any fiduciary or other implied duties, regardless of whether a default or an Enforcement Event has occurred and is continuing, (ii) except as expressly set forth in this Agreement, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Secured Party or any of their affiliates that is communicated to or obtained by the Intercreditor Agent or any of its affiliates in any capacity, or (iii) have any duty to take any discretionary action or exercise any discretionary powers (including providing any request, consent, approval, waiver or authorization), except as expressly contemplated by this Agreement or the Deposit Account Control Agreement that the Intercreditor Agent is required to exercise as directed in writing by a Secured Party; provided, that, the Intercreditor Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Intercreditor Agent to liability or that is contrary to this Agreement, the Deposit Account Control Agreement or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under applicable bankruptcy or insolvency law.

(p) The Intercreditor Agent shall not be liable for any action taken or not taken by it under or in connection with this Agreement, the Deposit Account Control Agreement, or any other agreement, instrument or document to which it is a party, (i) with the prior written consent or at the request of a Secured Party, or (ii) in the absence of its own negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a Final Non‑Appealable Order.

(q) The Intercreditor Agent shall be fully justified and shall not be liable for any failure on its part to take any action in the absence of (i) an express instruction from a Secured Party and (ii) the provision of indemnification satisfactory to it under Section 3.16 hereof.

(r) The Intercreditor Agent shall not be responsible for or have any duty to (1) ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or the Deposit Account Control Agreement, (ii) the contents of any certificate, report, statement or other document delivered hereunder or thereunder or in connection herewith or therewith (including recalculating or determining, confirming or verifying any calculation or information set forth therein), (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Enforcement Event (or any cure, waiver, cessation or rescission thereof), (iv) the legality, validity, enforceability, effectiveness, sufficiency or genuineness of this Agreement, the Deposit Account Control Agreement or any other agreement, instrument or document to which it is a party, and (v) the perfection or priority of any lien or security interest created, or purported to be created, by this Agreement or the Deposit Account Control Agreement or the preparation, correctness, accuracy, existence or filing of any financing or continuation statement in any public office at any time, or (2) assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Person.  Each Secured Party warrants to the Intercreditor Agent that it has not relied on and will not hereafter rely on the Intercreditor Agent, and it is understood an agreed by each Secured Party that the Intercreditor Agent shall not be required to (i) check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by any Person in connection with this Agreement, the Deposit Account Control Agreement or the transactions therein contemplated (whether or not such information has been or is hereafter circulated to such Person by the Intercreditor Agent), (ii) assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Person, or (iii) inspect the properties, books or records of Exeter or any other Person.

(s) The authorizations, rights, privileges, protections and benefits given to the Intercreditor Agent are extended to, and shall be enforceable by, the Intercreditor Agent under the Deposit Account Control Agreement or any other agreement, instrument or document to which it is a party.  In the event of any claim of inconsistency between this Agreement and the terms of the Deposit Account Control Agreement or any such other agreement to which the Intercreditor Agent is a party arises with respect to the duties, liabilities and rights of the Intercreditor Agent, the terms of this Agreement shall control.

(t) The Intercreditor Agent shall not be liable as a result of any failure by any Person or their respective Affiliates party to this Agreement, the terms of the Deposit Account Control Agreement or any such other agreement to which the Intercreditor Agent is a party, to perform their respective obligations under such agreements or document or as a result of taking or omitting to take any action in relation to such agreements or documents, except to the extent of the Intercreditor Agent’s negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a Final Non‑Appealable Order, as the case may be.

(u) It is expressly acknowledged, agreed and consented to that [___] may be acting in the capacities of Intercreditor Agent and a Secured Party.  [___] may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by [___] of express duties set forth in this Agreement or a Transaction Document in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the parties hereto and any other person having rights pursuant hereto or thereto, including, but not limited to, each Secured Party other than [___], in any of its capacities, and any Secured Parties who have become parties hereto by reason of having entered into an Accession Agreement.

(v) The Intercreditor Agent shall not be obligated to, or have a duty to, review the terms of any Transaction Document and shall not be charged with the knowledge of their contents and shall not be bound by any agreements in its capacity as Intercreditor Agent.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the date and year first above written.

EXETER FINANCE LLC, as Servicer

By:
Name:
Title:

[___], as Intercreditor Agent

By:
Name:
Title:

EXHIBIT A

FORM OF ACCESSION AGREEMENT

Reference is hereby made to that certain Intercreditor Agreement, dated as of [___], 20[_] (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among (i) Exeter Finance LLC, as servicer, (ii) [___], as intercreditor agent, and (iii) each Other Party that becomes a party thereto pursuant to the terms thereof.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

This is an Accession Agreement and is being entered into pursuant to the Agreement.  Each undersigned Other Party hereby: (i) acknowledges and confirms that it has received a copy of the Agreement, (ii) agrees to be bound by the terms and conditions of the Agreement as if it were an original signatory thereto, (iii) acknowledges that it only has and will only have at any time rights to Remittances in respect of the Receivables that are owned by or pledged at such time to such Other Party pursuant to a Transaction Document under the related Transaction described in (A) below:

A.	Name of Transaction (name of issuing entity): [__________]

B.	Identification of Indenture: Indenture, dated as of [__________], [between/among] [party names]

[Name of Indenture Trustee], as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:

1. Address of Other Party:  [__________]

2. Designation(s) under the Agreement:  Indenture Trustee and Secured Party

[Name of SPE], as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:

1. Address of Other Party:  [__________]

2. Designation(s) under the Agreement:  SPE

3. Name of related Owner Trustee:  [__________]

[Signature pages follow.]

A-1

IN WITNESS WHEREOF, the Other Party identified below has executed this Accession Agreement as of the _____ day of _____________, 20___.

[NAME OF INDENTURE TRUSTEE], not in its
individual capacity but solely as Indenture Trustee

By:
Name:
Title:

[NAME OF SPE]

By: [Name of Owner Trustee], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

A-2

EXHIBIT B

FORM OF ENFORCEMENT EVENT NOTICE

[Date]

[___], as Intercreditor Agent
[___]
[___]
Attention: [_______]
Email: [___]

Reference is hereby made to that certain Intercreditor Agreement, dated as of [___], 20[_] (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among (i) Exeter Finance LLC, as servicer, (ii) [___], as intercreditor agent, and (iii) each Other Party that becomes a party thereto pursuant to the terms thereof.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

Reference is also made to the Indenture, dated as of [__________] (the “Indenture”), [between/among] [party names].

You are hereby notified that an Enforcement Event has occurred with respect to [SPE], and you are hereby directed to deliver an Activation Notice to the Lockbox Bank, in accordance with the Deposit Account Control Agreement.  Following the date hereof, you are instructed to direct the withdrawal or transfer of funds from the Lockbox Account that constitute Remittances related to the Receivables pledged pursuant to the Indenture (which funds shall be identified in subsequent instructions) upon the further instruction of the undersigned.

The following information is hereby provided, in accordance with Section 2.06 of the Agreement:

(i) the name and notice details of the Successor Servicer:  [_______________];

(ii) the name, account number, depository institution and other relevant details for the Collection Account to which Remittances must be sent in respect of the related Transaction, or if the account or accounts to which the Lockbox Bank is to transfer Remittances with respect to the related Transaction shall have changed (any such changed account, a “Replacement Recipient Account”), the name, account number, depository institution and other relevant details for any such Replacement Recipient Account:  [_______________]; and

(iii) a list of the Affected Receivables, with the account number or other identifying information of the related obligors thereunder:  [See attached Schedule.]

[Signature page follows.]

B-1

Very truly yours,

[___________________]

B-2